SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 25, 2018
Date of Report (Date of earliest event reported)
__________________________________
UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-12431
(Commission File Number)

22-3282551
(IRS Employer Identification No.)

64 Old Highway 22
Clinton, NJ 08809
(Address of Principal Executive Office)

(908) 730-7630
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2018, the HR/Compensation Committee of the Board of Directors of Unity Bancorp, Inc. (the “Company”) amended and restated, effective as of October 25, 2018, the Company’s previously filed Supplemental Executive Retirement Plan (“SERP”) with Mr. James A. Hughes, the Company’s President and CEO.  The amendment increases Mr. Hughes’ annual retirement benefit to sixty (60) percent of the average of his base salary for the thirty-six months immediately preceding his separation from service after age 66 for reasons other than Cause.  Before the amendment, Mr. Hughes’ annual retirement benefit was forty (40) percent of the average of his base salary for the thirty-six months immediately preceding his separation from service after age 66 for reasons other than Cause.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1Amendment No. 2 to Unity Bancorp, Inc. Supplemental Executive Retirement Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Date: October 30, 2018
By: /s/ Alan J. Bedner
Alan J. Bedner
EVP and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #    DESCRIPTION

10.1Amendment No. 2 to Unity Bancorp, Inc. Supplemental Executive Retirement Plan